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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 13, 2002


                            TRADESTATION GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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         (State or other jurisdiction of incorporation or organization)


        0-31049                                    65-0977576
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(Commission File Number)              (I.R.S. Employer Identification No.)


                 8700 WEST FLAGLER STREET, MIAMI, FLORIDA 33174
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           (Address of principal executive offices including zip code)


                                 (305) 485-7000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     The Audit Committee of the Board of Directors of TradeStation Group, Inc. annually considers and recommends to the Board of Directors the selection of TradeStation Group's independent accountants. As recommended by TradeStation Group's Audit Committee, TradeStation Group's Board of Directors on May 13, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as TradeStation Group's independent accountants and engaged Ernst and Young LLP to serve as TradeStation Group's independent accountants for 2002.

     Andersen's reports on TradeStation Group's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on TradeStation Group's consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the filing of TradeStation Group's Annual Report on Form 10-K.

     During TradeStation Group's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report on TradeStation Group's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     TradeStation Group provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 13, 2002, stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed with this document:

    EXHIBIT
    NUMBER       DESCRIPTION
    ---------    -----------

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 13, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TRADESTATION GROUP, INC.
                                   Registrant




May 13, 2002                       /s/ DAVID H. FLEISCHMAN
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Date                               David H. Fleischman
                                   Chief Financial Officer, Vice President of
                                        Finance and Treasurer

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